FIRST UNION NATIONAL BANK OF FLORIDA
                          AMENDMENT TO LOAN AGREEMENTS
                            AND OTHER LOAN DOCUMENTS


This Amendment to Loan Agreement and Other Loan Documents (hereinafter the "Agreement") is made on the 12th day of October, 1995, by and between First Union National Bank of Florida, a national banking association organized and existing under the laws of the United States of America, Commercial Banking-WPB, Florida (hereinafter referred to as "Bank"); and Top Source Technologies, Inc., a Delaware corporation authorized to do business in the state of Florida, and On Site Analysis, Inc., a Georgia corporation (each hereinafter referred to jointly and severally as "Borrower"), and having their principal place of business as follows:

Top Source Technologies, Inc.                         On Site Analysis, Inc.
2000 P.G.A. Boulevard, Suite 3200                     3125 Presidential Drive
Palm Beach Gardens, FL 33408                          Suite 130
                                                      Atlanta, GA 30340-3907

and is joined by Top Source Automotive, Inc., a Florida corporation, United Testing Group, Inc., a Georgia corporation, and ARCS Safety Seat, Inc., a Florida corporation (each hereinafter referred to jointly and severally as "Guarantors"), and having their principal place of business as follows:

Top Source Automotive, Inc.                        United Testing Group, Inc.
2000 P.G.A. Boulevard, Suite 3200                  3121 Presidential Drive
Palm Beach Gardens, FL 33408                       Atlanta, GA 30340-3907

ARCS Safety Seat, Inc.
2000 P.G.A. Boulevard, Suite 3200
Palm Beach Gardens, FL 33408


                                    RECITALS:

         A. On November 22, 1994, Borrower executed a Loan Agreement (the "Loan Agreement") with Bank setting forth certain terms and conditions under which Bank would make two loans to Borrower described as follows:

         Revolver Loan #1- (hereinafter sometimes "Loan #1") in the principal amount of $4,500,000.00, the terms and conditions of which are more fully described in the Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on November 22, 1994 ("Note #1"); and

         Revolver Loan #2- (hereinafter sometimes "Loan #2") in the principal amount of $500,000.00, the terms and conditions of which are more fully described in the Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on November 22, 1994 ("Note #2).

         B. On April 13, 1995, Borrower executed an additional Loan Agreement with Bank setting forth certain terms and conditions under which Bank would make an additional loan to Borrower described as follows:

         Revolver Loan #3- (hereinafter sometimes "Loan #3") in the principal amount of $250,000.00, the terms and conditions of which are more fully described in the Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on April ,13, 1995 ("Note #3).

         (Each of the above loans and the Promissory Note(s) described in Recital "A" and "B" or Instrument(s) and Security Agreement(s) executed pursuant thereto is hereinafter jointly and severally sometimes referred to as the "Note(s)" and/or the "Loans")

         C. In addition to the Notes, the terms of the Loans are set forth in various other loan documents (the "Loan Documents" which term includes, but is not restricted to, the Loan Agreement dated November 22, 1994 [Loan Agreement #1], concerning Loan #1 and Loan # 2, and the Loan Agreement executed April 13, 1995 [Loan Agreement #2], concerning Loan #3, the Notes [Note #1, Note #2, and Note #3], the Guarantees, an Assignment of Leases, Rents, and Fees, and a Collateral Assignment of Interest in Security Deposit and Additional Agreements by Borrowers) executed and delivered at the closing of the Loans on November 22, 1994, or executed on later dates in accordance with agreements reached at the closing of the Loans on November 22, 1994, and executed and delivered at the closing of the Loan on April 13, 1995, or executed on later dates in accordance with agreements reached at the closing of the Loan on April 13, 1995.

         D. All of the obligations of Borrower to Bank under the terms of the Loans and the Loan Documents were unconditionally guaranteed by the Guarantors under the terms of separate guaranty agreements (the "Guarantees") executed by each of the Guarantors.

         E. Borrower has requested that Bank make an additional Revolver Loan (sometimes herein referred to as Loan #4) in the principal amount of SEVEN HUNDRED AND FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00) to Borrower and that Loan #4 be consolidated with Loan #2 and Loan #3 into a single consolidated Loan (the "Consolidated Loan") in total principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($1,500,000.00) in accordance with the terms of the Consolidated Promissory Note a copy of which is attached hereto as Exhibit "A" and made a part hereof, and in accordance with the terms of this agreement.

         F. Relying upon the representations and warranties and the agreements and covenants set forth in the Loan Documents and herein contained, and in consideration of the modifications to the Loan Agreement and the other Loan Documents described herein, the Bank is willing to make Loan #4 and to consolidate Loan #4 with Loan #2 and Loan #3 upon the terms and subject to the conditions hereinbefore and hereinafter set forth.

         The Bank, Borrower, and the Guarantors hereby agree as follows:

         1. The Recitals set forth in paragraphs A through F inclusive as set forth above are true and correct and ratified and confirmed by the parties hereto.

         2. Borrower confirms that all representations and warranties set forth in Loan Agreement #1 and Loan Agreement #2 remain true and correct as of the date hereof.

         3. The Loans referred to in Loan Agreement #1 as Revolver Loan #2 in principal amount of $500,000.00, and in Loan Agreement #2 as the Revolver Loan in principal amount of $250,000.00 are hereafter referred to as the "Revolver Loan" and is described as follows:

         Revolver Loan - (hereinafter sometimes "Loan") in the principal amount of $1,500,000.00, the terms and conditions of which are more fully described in the Consolidated Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on October 12, 1995 ("Consolidated Promissory Note").

         4. Paragraph 2 (f) is hereby added to the Loan Agreement as follows:

                  f. NET WORTH: Borrower will at all times maintain a minimum consolidated tangible net worth of THREE MILLION AND 00/100 DOLLARS ($3,000,000.00). Consolidated tangible net worth shall mean the consolidated net worth of the Borrower and its subsidiaries, after subtracting therefrom the aggregate amount of (i) deferred income tax assets, and (ii) any intangible assets of the Borrower and its subsidiaries, including, and without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and capitalized database.

         5. Paragraph 6 (a) (3) of Loan Agreement #1 is hereby modified to provide as follows:

                  6.  Security: ...

                  a.  PERSONALTY: ....

                  3. All of the presently owned or hereinafter acquired other assets, including, without limitations, accounts, inventory, equipment, chattel paper, instruments, general intangibles and documents, as those terms are defined by the Uniform Commercial Code of the State of Florida, or as otherwise determined by Bank, owned by Borrower and by Top Source Automotive, Inc.

         6. The following paragraph is added as subparagraph 9 (l) (v) to Loan Agreement #1 and as subparagraph 9 (k) (iii) to Loan Agreement #2:

         The total cumulative amount that will be outstanding as advanced to Borrower at any time under the terms of the Consolidated Promissory Note shall be the lesser of a) 75% of Eligible Accounts Receivable, or
         b) $1,500,000.00. Eligible accounts receivable are defined and agreed to be those Accounts Receivable of Top Source Automotive, Inc. aged 60 days or less; Accounts Receivable of On Site Analysis, Inc. aged 60 days or less; and Accounts Receivable of United Testing Group, Inc. aged 60 days or less. To determine Eligible Accounts Receivable, Borrower will submit to Bank a monthly Accounts Receivable Aging Analysis. No portion of an Account Receivable will be considered eligible if 50% of the Account Receivable is outstanding for 90 days or more as evidenced by the monthly Accounts Receivable Aging Analysis.
         The Accounts Receivable Aging Analysis will be submitted to Bank monthly with an executed compliance certificate in the form attached hereto as Exhibit "B" and made a part hereof.

         7. The Assignment of Leases, Rents, and Fees, and the Collateral Assignment of Interest in Security Deposit and Additional Agreements by Borrowers both executed and delivered at the closing of the Loans on November 22, 1994, are hereby amended to provide that all obligations of the Borrower under the terms of Loan #1, and due under Loan #2, Loan #3, and Loan #4 as consolidated in total principal amount of SIX MILLION AND 00/100 DOLLARS ($6,000,000.00) are secured by the security interests therein granted.

         8. The Guarantors join in the execution of this instrument for the specific purpose of consenting to the terms hereof and to ratify and confirm their continuing obligations under the terms and provisions of the Guarantees, and to further acknowledge that nothing contained herein, or contained in any other document modifying or supplementing the Loan Documents, in any way limits or otherwise reduces or restricts the obligations and liabilities of any Guarantor to the extent provided in the Guarantees as to any obligation or liability of the Borrowers to be performed or owed in connection with Loan #1, and Loan #2, Loan #3, and Loan #4 as consolidated.

         9. All terms and provisions of the Loan Agreements and any other of the Loan Documents not specifically modified by this agreement or modified by any other agreement executed by the parties, remain in full force and effect and fully enforceable in accordance with such terms.

         IN WITNESS WHEREOF, the Borrower, Guarantors, and the Bank have caused this Modification to Loan Agreements and other Loan Documents to be duly executed all as of the day and year first above written:






Witnesses:                                               BORROWERS:

                                                       TOP SOURCE TECHNOLOGIES,
                                                       INC.
/s/Kevin R. Armbruster

Kevin R. Armbruster                                       BY:/s/David Natan
type or print name of witness
/s/Mary Ann Latham                                   its Chief Financial Officer

Mary Ann Latham
type or print name of witness

                                                                       ATTEST:
(CORPORATE SEAL)

                                                      BY:/s/Christer Rosen

                                                      its Secretary

                                                      ON SITE ANALYSIS, INC.
/s/Kevin R. Armbruster
Kevin R. Armbruster                                       BY:/s/David Natan
type or print name of witness
/s/Mary Ann Latham                                  its Chief Financial Officer

Mary Ann Latham
type or print name of witness

                                                        ATTEST:

                                                     BY:/s/Christer Rosen
                                                     its Secretary

                                                            GUARANTORS:


                                                TOP SOURCE AUTOMOTIVE, INC.
/s/Kevin R. Armbruster

Kevin R. Armbruster                               BY:/s/David Natan
type or print name of witness
/s/Mary Ann Latham                               its Chief Financial Officer

Mary Ann Latham
type or print name of witness

                                                          ATTEST:
(CORPORATE SEAL)

                                                          BY:/s/Christer Rosen
                                                           Secretary


                                                    ARCS SAFETY SEAT, INC.
/s/Kevin R. Armbruster

Kevin R. Armbruster                                      BY:/s/David Natan
type or print name of witness
/s/Mary Ann Latham                                its Chief Financial Officer

Mary Ann Latham
type or print name of witness

                                                            ATTEST:
(CORPORATE SEAL)

                                                        BY:/s/Christer Rosen
                                                             Secretary

                                                      UNITED TESTING GROUP,
                                                                       INC.
/s/Kevin R. Armbruster

Kevin R. Armbruster                                   BY:/s/David Natan
type or print name of witness
/s/Mary Ann Latham                                 its Chief Financial Officer

Mary Ann Latham
type or print name of witness

                                                             ATTEST:
(CORPORATE SEAL)

                                                      BY:/s/Christer Rosen
                                                      its Secretary

                                                   BANK:

                                                   FIRST UNION NATIONAL BANK
                                                   OF FLORIDA

/s/Kevin R. Armbruster
Kevin R. Armbruster                               BY:/s/Dena P. Bombard
type or print name of witness                     Dena P. Bombard
                                                  its Vice President
/s/Mary Ann Latham

Mary Ann Latham
type or print name of witness

                                  CONSOLIDATED
                     PROMISSORY NOTE AND SECURITY AGREEMENT

$1,500,000.00                                  October 12, 1995
                                             (Date of Execution and Delivery)

LENDER: FIRST UNION NATIONAL BANK OF FLORIDA (hereinafter termed "LENDER"), Commercial Banking-WPB, Florida

BORROWERS:                 TOP SOURCE TECHNOLOGIES, INC., 2000 P.G.A.
                           Boulevard, Suite 3200, Palm Beach Gardens, Florida
                           33408; and ON-SITE ANALYSIS, INC., 3125
                           Presidential Parkway, Suite 130, Atlanta, Georgia
                           30340-3907.

BORROWERS REPRESENT HEREWITH THAT THE LOAN EVIDENCED HEREBY IS
BEING OBTAINED FOR THE PRIMARY PURPOSE OF BUSINESS.

                                    RECITALS:

         A. On November 22, 1994, Borrower executed a Promissory Note and Security Agreement (Promissory Note #1) in favor of Bank in principal amount of $500,000.00, the terms and conditions of which are more fully described in the Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on November 22, 1994.

         B. On April 13, 1995, Borrower executed a Promissory Note and Security Agreement (Promissory Note #2) in favor of Bank in principal amount of $250,000.00, the terms and conditions of which are more fully described in the Promissory Note and Security Agreement in such principal amount executed by Borrower in favor of Bank on April 13, 1995.

         C. Bank has agreed to extend to Borrower an additional loan in principal amount of $750,000.00 and to consolidate the loans evidenced by Promissory Note #1 and Promissory Note #2 with the additional loan in amount of $750,000.00 into a single loan in principal amount of $1,500,000.00 evidenced by this single Consolidated Promissory Note and Security Agreement.

         Therefore, the obligations of Borrower to Bank under the terms of Promissory Note #1 and Promissory Note #2 and the obligations of Borrower to Bank as to an additional loan to Borrower being made as of the execution of this Consolidated Promissory Note and Security Agreement are hereby consolidated into a single obligation in principal amount of $1,500,000.00 and this Consolidated Promissory Note and Security Agreement is executed by Borrower to evidence the total obligation being hereby consolidated.

FOR VALUE RECEIVED: To wit, money loaned the undersigned Borrowers (hereinafter collectively termed "BORROWER"), jointly and severally (if more than one borrower) promise to pay to the order of LENDER at its office in the above city, or wherever else LENDER may specify, the sum of ONE MILLION AND FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) with interest until paid, at the rate of LENDER'S PRIME RATE plus eighty-five one-hundredths percent (.85%) as that rate may change from time to time with changes to occur on the date the LENDER'S PRIME RATE changes; payable in full on demand, with monthly payments of interest only on all outstanding principal commencing November 12, 1995, and continuing on the same day of each month thereafter until all outstanding sums of principal plus accrued interest are paid in full. The foregoing principal sum may be advanced to BORROWER in such installments as BORROWER may request, or as a lump sum, and may be prepaid by BORROWER in whole or in part without penalty at any time. Provided that BORROWER is not in default under any of the OBLIGATIONS (as defined herein), BORROWER may from time to time and until maturity, draw additional funds in accordance with the terms hereof notwithstanding prior principal repayments; provided, however, that the total principal sum due from BORROWER at any time shall not exceed the total principal sum of ONE MILLION AND FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00) or such lesser amount as may be determined in accordance with the Loan Agreements dated November 22, 1994 and April 13, 1995, as modified by modification agreement of even d hereof. Provided, further, that all obligation of LENDER to make any advance to BORROWER under the terms of this agreement will terminate on January 31, 1996, and will at all times be subject LENDER's determination, in its sole and absolute discretion, that BORROWER's financial condition is satisfactory.

BORROWER agrees as follows:

1. The BORROWER agrees to pay a late charge equal to five percent (5%) of each payment of principal and/or interest which is not paid within ten (10) days of the date on which it is due. At LENDER'S option, the contract rate shall become the highest rate allowed by the law of the state of LENDER'S office as set forth herein, commencing with and continuing for so long as the loan or portion thereof is in default (as hereinafter defined). Further, upon BORROWER'S default and where LENDER deems it necessary or proper to employ an attorney to enforce collection of any unpaid balance hereunder, then BORROWER agrees to pay LENDER'S reasonable attorney's fees (including appellate costs, if any) and collection costs. Liability for reasonable attorney's fees and costs shall exist whether or not any suit or proceeding is commenced.

2. INTEREST is computed on the basis of a three hundred sixty (360) day year for the actual number of days in the interest period (ACTUAL/360 COMPUTATION). LENDER'S ACTUAL/360 or 365/360 COMPUTATION determines the annual effective interest yield by taking the stated (nominal) interest rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the interest period. Application of such computation produces an annualized effective interest rate exceeding that of the nominal rate. If the interest provision contained herein refers to LENDER'S PRIME RATE, then BORROWER acknowledges that LENDER'S PRIME RATE is not represented or intended to be the lowest or most favorable rate of interest offered by LENDER.

3. All payments received during normal banking hours after 2:00 p.m. shall be deemed received at the opening of the next banking day. At LENDER'S option, any repayments of this Note, other than by U.S. currency, will not be credited to the outstanding loan balance until LENDER receives collected funds.

4. BORROWER'S payment will increase if the scheduled payment amount is insufficient to pay accrued interest. If the scheduled payment amount is insufficient to pay accrued interest, the scheduled payment amount shall be immediately increased as is necessary to pay all accruals of interest for the period and all accruals of unpaid interest from previous periods. Such adjustments to the scheduled payment amount shall remain in effect for as long as the interest accruals shall exceed the original scheduled payment amount and shall be further adjusted upward or downward to reflect changes in the variable interest rate. In no event shall the scheduled payment amount be reduced below the original scheduled payment specified herein.

5. Each of the undersigned, whether BORROWER, sureties, or endorser, and all others who may become liable for all or any part of the obligations evidenced and secured hereby, do hereby, jointly and severally; waive presentment, demand, protest, notice of protest and/or of dishonor, and also notice of acceleration of maturity on default or otherwise. Further, they agree that LENDER may, from time to time, extend, modify, amend or renew this Note and Security Agreement for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications, amendments or renewals thereof or any security therefore, or to any party liable thereunder or hereunder, all without notice to or consent of any of the undersigned and without affecting the liability of the undersigned hereunder.

6. If more than one person has signed this instrument, such parties are jointly and severally obligated hereunder. Further, use of the masculine pronoun herein shall include the feminine and neuter and also the plural. If any provision of this instrument shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remainder of such provision or the remaining provisions of this Note.

7. TIME IS OF THE ESSENCE HEREOF. Any notices to BORROWER shall be sufficiently given, if mailed or delivered to the principal place of business.

8. To secure payment of this Note, all obligations of the undersigned BORROWER hereunder, and all other obligations of

BORROWER to LENDER, its successors and assigns, howsoever created, arising or evidenced; whether direct or indirect, absolute or contingent, or now or hereafter existing or due to become due (the loan and debt evidenced by this Note and secured by the Security Agreement and all other present and future obligations of BORROWER owed to LENDER are hereinafter collectively termed the "OBLIGATIONS"); the undersigned BORROWER hereby mortgages, conveys and grants to LENDER, as permitted by law, a security interest in, and herewith pledges and deposits as collateral, the following described and identified intangible and/or tangible personal and/or real property, and any and all additions, accessions, and substitutions thereto or therefore, including all cash, stock, or other dividends and all proceeds thereof, and all rights to subscribe for securities incident thereto, ( hereinafter termed the "COLLATERAL"), and a security interest in proceeds and product of the COLLATERAL is granted to LENDER:

         (a) Each on-site analysis unit (OSA) purchased by BORROWER with funds not borrowed from LENDER, and each OSA purchased by BORROWER with funds advanced by LENDER in accordance with this Promissory Note and Security Agreement, which OSA's are purchased in accordance with the terms and provisions of those certain existing agreements by and between Borrower and Thermo Jarrell Ash Corporation, a Massachusetts corporation, for the purchase of OSA's, which agreements may (but for purposes of this agreement are not required to) be superseded by a master agreement expressing all of the agreements between the parties as to the purchase and sale of OSA's (all of the agreements existing and to be executed in the future are collectively referred to herein as the "Purchase Agreement").

         (b) A first security interest in and a collateral assignment of each lease and/or lease and license agreement of all OSA's purchased by BORROWER with funds not borrowed from LENDER, and each OSA purchased by BORROWER with funds advanced by LENDER in accordance with a separate Promissory Note and Security Agreement dated November 22, 1994 in principal amount of $4,500,000.00, which are purchased under the terms of the Purchase Agreement, wherein BORROWER leases an OSA(s) or enters into any agreement for the use of an OSA(s) with any third party, and the right to receive any and all rentals and revenues payable thereunder.

         (c) All presently owned or hereafter acquired other assets, including, without limitations, accounts, inventory, equipment, chattel paper, instruments, general intangibles and documents, as those are defined by the Uniform Commercial Code of the State of Florida, or, as otherwise determined by LENDER, owned by BORROWER and owned by BORROWER'S subsidiary corporation known as Top Source Automotive, Inc., a Florida corporation.

         (d) A first security interest in and assignment of the rights to receive the security deposit in the amount of $650,000.00 paid by BORROWER under the terms and provisions of the Purchase Agreement consented to and acknowledged by Thermo Jarrell Ash Corporation.

9.       BORROWER HEREBY WARRANTS, COVENANTS, AND AGREES THAT:

         (a) BORROWER'S principal place of business is that shown above.

         (b) That part of the COLLATERAL which is personal property is used or is being purchased for business use and portions of the COLLATERAL is being acquired with the proceeds of an advance evidenced by this Agreement, which LENDER may disburse directly to the seller of said personal property.

         (c) The OSA's will be manufactured at the manufacturing facilities of Thermo Jarrell Ash Corporation in Colorado and will be shipped from the manufacturing facility to the site designated by the person or entity leasing the OSA from BORROWER. Except on termination of lease or in connection with maintenance and repairs, the OSA will not be removed or transported from the site designated by the person or entity leasing the OSA from BORROWER without the approval and consent of LENDER. Except for transactions in the ordinary course of business, all other portions of the COLLATERAL which is personal property will be kept at the principal place of business of BORROWER or Guarantors and will not be removed or transferred from the principal place of business of BORROWER or Guarantors without the written consent of LENDER.

         (d) BORROWER will provide LENDER with executed Uniform Commercial Code Financing Statements for recordation in the State of Florida, the State of Colorado (the state in which the OSA's are manufactured), and the state in which the OSA(s) will be located pursuant to any lease or other agreement by and between BORROWER and the lessee of the OSA(s). BORROWER will also provide executed Uniform Commercial Code Financing Statements to be recorded in any state in which any COLLATERAL is located.

         (e) None of the COLLATERAL which is personal property, including OSA's, will be affixed to real property and become a fixture to real property.

         (f) All COLLATERAL is free and clear of all liens, security interests, claims, and/or encumbrances other than any to LENDER.

         (g) This Note is subject to the terms and conditions of all Commitment Letters issued by Bank in connection with the loans consolidated into the single loan evidenced by this Note, Loan Agreements, as amended, executed in connection with the loans so consolidated between BORROWER and LENDER and Other Loan Documents executed in connection with the loans so consolidated, which are incorporated herein by reference.

10. WAIVER: BORROWER agrees that LENDER shall, after the occurrence of any event of default, be entitled to immediate possession of the COLLATERAL subject to the terms of any lease and the terms of the separate Assignment of Leases, Ren and Fees of even date herewith from BORROWER to LENDER. BORROWER agrees that LENDER'S interest in the COLLATERAL arose out of a commercial transaction.

11.      BORROWER HEREBY FURTHER WARRANTS, COVENANTS AND AGREES AS
FOLLOWS:

         (a) Anything contained herein to the contrary notwithstanding, if for any reason, the effective rate of interest on this Note should exceed the maximum lawful rate, the effective rate shall be deemed reduced to and shall be such maximum lawful rate, and any sums of interest which have been collected in excess of such maximum lawful rate shall be applied as a credit against the unpaid balance due hereunder.

         (b) No waivers, amendments, or modifications shall be valid unless in writing. No waiver by LENDER of any default(s) shall operate as a waiver of any other default or the same default on a future occasion. All rights of LENDER hereunder shall enure to the benefit of its successors and assigns, and all obligations of BORROWER shall bind BORROWER'S heirs, executors, administrators, successors and/or assigns.

         (c) In the case of conflict between the terms of this Note and the Loan Agreement of even date herewith and/or Commitment Letters issued in connection herewith, the priority of controlling terms shall be first the Loan Agreement, then this Note, then the Security Instrument, if any, then the Commitment Letter, except as otherwise provided herein.

         (d)      In the event any provision(s) of this
                  instrument shall be left blank or incomplete,
                  BORROWER hereby authorizes and empowers LENDER
                  to  supply  and  complete  the  necessary   information  as  a
                  ministerial task consistent with the understanding between the parties.

         (e) BORROWER WILL IMMEDIATELY NOTIFY LENDER in writing of any (1) change in BORROWER'S principal place of business and/or residence; (2) change in BORROWER'S name or identity; (3) change in BORROWER'S corporate structure other than as permitted in the Loan Agreement.

         (f) BORROWER warrants that BORROWER or any principal of BORROWER does not have either a record or reputation for violating laws of the United States or of any state relating to liquor(s) as referred to in 18 USCA 3617, et seq., or narcotics and/or any commercial crimes.

12. Upon the occurrence of any of the "EVENTS OF DEFAULT" as hereinafter defined; LENDER is herewith expressly authorized to exercise its right of SET-OFF or bank lien as to any monies deposited in demand, checking, time, savings, or other accounts of any nature maintained in and with it by any of the undersigned, without advance notice. Said right of SET-OFF shall also be exercised and applicable where LENDER is indebted to any signer hereof by reason of any certificate of deposit, note, or otherwise.

13. BORROWER shall promptly pay all documentary and/or intangible taxes on this transaction, whether assessed at closing or arising from time to time.

14. WAIVER OF JURY TRIAL: BY THE EXECUTION HEREOF, BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY AGREES THAT: (A) NEITHER THE BORROWER NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS PROMISSORY NOTE, ANY OTHER LOAN AGREEMENT, OR ANY OTHER LOAN DOCUMENT EVIDENCING, SECURING, OR RELATING TO THE OBLIGATIONS, OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO; (B) NEITHER THE BORROWER, NOR LENDER WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED; (C) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES HERETO AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS; (D) NEITHER THE BORROWER, NOR LENDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES; AND (E) THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

15. EVENTS OF DEFAULT: BORROWER shall be in default under this Note, upon the happening of any of the following events, circumstances, or conditions; namely:

         (a) Default in the payment or performance of any of the OBLIGATIONS provided hereunder or in that certain Promissory Note and Security Agreements dated November 22, 1994 by and between LENDER and BORROWER in principal amount of $4,500,000.00, or in connection herewith or therewith, or any other OBLIGATIONS of BORROWER or any affiliate as defined in 11 USC 101(2), (hereinafter "AFFILIATE") of BORROWER or any endorser, guarantor, or surety for BORROWER to LENDER or any AFFILIATE of BORROWER, however created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or of any other covenant, warranty, or undertaking expressed herein, therein, or in any other document establishing said endorsement, guaranty, or surety; provided, however, that in the case of nonpayment of principal or interest payments due, such default shall continue uncured for a period of thirty days, and in the case of any other default, such default shall continue for a period of thirty days from written notice from LENDER; or

         (b) Any warranty, representation, or statement made or furnished to LENDER by or on behalf of BORROWER, or any guarantor, endorser or surety for BORROWER in connection with this Note or to induce LENDER to make a loan to BORROWER which was false in any material respect when made or furnished or has become materially false, if such warranty of BORROWER, or guarantor, endorser, or surety for BORROWER was ongoing in nature and not cured within thirty days from written notice from LENDER; or

         (c) Any representation or warranty made in this Note or in any Loan Document shall prove to be false or misleading in any material respect; or

         (d) Any report, certificate, financial statement or other document furnished in connection with any Loan Document or the loans made pursuant thereto, shall prove to be false or misleading in any material respect; or

         (e) BORROWER shall default on any other obligation of BORROWER when due or in the performance of any obligation incurred for money borrowed if, in the opinion of LENDER such default in any way threatens the security or the ability of BORROWER to meet its obligations hereunder or under any loan document to LENDER and such default continues for a period of 30 days after receipt by BORROWER of notice from LENDER that such default exists; or

         (f) Should a custodian, as that term is defined in the Bankruptcy Code, be appointed for or take possession of any or all of the assets of the BORROWER or any GUARANTOR

                  (other than ARCS Safety Seat, Inc.) as a result of any proceeding under the Bankruptcy Code, or should the BORROWER or any GUARANTOR (other than ARCS Safety Seat, Inc.) either voluntarily or involuntarily become subject to any insolvency proceeding, proceeding to dissolve the BORROWER or any GUARANTOR (other than ARCS Safety Seat, Inc.) which is not discharged within thirty (30) days, or should BORROWER or any GUARANTOR (other than ARCS Safety Seat, Inc.) be the subject of a proceeding to have a receiver appointed of assets, or should there be an attachment, execution, or other judicial seizure of all or any portion of the BORROWER'S or GUARANTOR'S assets (other than ARCS Safety Seat, Inc.), which, in the opinion of the LENDER, jeopardize any security interest granted LENDER or otherwise jeopardizes repayment of any amounts owed to LENDER by BORROWER, and such receiver or seizure is not discharged within thirty (30) days, or should the BORROWER or GUARANTOR (other than ARCS Safety Seat, Inc.) make an assignment for the benefit of creditors, or

         (g) Breach of any covenant, condition, or agreement made by BORROWER pursuant to this Note, and, except where the default is failure to make any payment of any installment of principal and/or interest due under the Note which is governed by
                  Section 14(a) hereof, such default continues for a period of 30 days after receipt by BORROWER of notice from LENDER that such default exists; or

         (h) Final judgment for the payment of money shall be rendered against the BORROWER or any GUARANTOR in excess of $250,000.00 and shall remain undischarged for a period of thirty (30) days, unless such judgment and execution thereon shall be effectively stayed; or

         (i) Dissolution or termination of the existence of a corporate Borrower or Guarantor (other than ARCS Safety Seat, Inc.) or their respective subsidiaries, if any; or

         (j) If LENDER should otherwise deem itself or the debt created hereunder unsafe or insecure; or should LENDER, in good faith, believe that the prospect of payment or other performance is impaired; or

         (k) The BORROWER or any GUARANTOR (other than ARCS Safety Seat, Inc.) shall be a debtor, either voluntarily or involuntarily, under (as the term debtor is defined in) the Bankruptcy Code; or

         (l) The BORROWER shall be in default under the terms of the Purchase Agreement (which continues after any applicable grace period) and such default, under the terms of the Purchase
                  Agreement, could result in a loss of BORROWER'S material rights thereunder.

         (m) Except and to the extent permitted in the Loan Agreement, Failure of said BORROWER, endorser, guarantors or sureties to furnish financial statements or other financial information and reports requested by LENDER or required by the Loan Agreement or any other loan document; or

         (n) Loss, theft, substantial damage, destruction, sale or encumbrance to or of any COLLATERAL except when the COLLATERAL is insured and the proceeds of such insurance is paid to LENDER, or the assertion or making of any levy, seizure, mechanic's or materialman's lien or attachment thereof or thereon which is not discharged or satisfied within thirty (30) days after written notice from LENDER.

16.      ADDITIONAL PROVISIONS FOR PERSONAL PROPERTY COLLATERAL:
BORROWER HEREBY FURTHER WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

         (a) THE COLLATERAL SHALL, AT ALL TIMES, BE AT BORROWER'S RISK. The loss, injury to or destruction of COLLATERAL shall not release BORROWER from payment or other performance hereof. BORROWER agrees to obtain and keep in force physical damage and/or property damage insurance and any other insurance required LENDER. Such insurance is to be in form and amount satisfactory to LENDER, with same payable to LENDER.

         (b) All such policies shall provide for ten (10) days written minimum cancellation notice to LENDER. BORROWER shall furnish to LENDER the original policies or certificates or other evidence satisfactory to LENDER of compliance with the foregoing provisions. LENDER is authorized, but not obligated, to purchase any or all of said insurance, or "single interest insurance," protecting only its security interest, all at BORROWER'S expense. In such event, BORROWER agrees to reimburse LENDER for the cost of such insurance to the extent that the same is not included in the principal amount of this Note.

         (c)      BORROWER hereby assigns to LENDER the proceeds
                  of all such insurance to the extent of the
                  unpaid balance hereunder, and directs any
                  insurer to make payments directly to LENDER.
                  BORROWER further hereby grants to LENDER its
                  power of attorney exercisable only in the
                  event of default as declared by LENDER, which
                  shall be irrevocable for so long as any amount
                  is paid hereunder. Said power of attorney gives LENDER the sole right to file proof of loss and/or any other forms required to collect from any insurer any amount due from any loss, damage or destruction of the COLLATERAL; to agree to and bind BORROWER as to the amount of said recovery; to designate payee(s) of such recovery; to grant releases to payor-insurers for their liability; to grant subrogation rights to any such payor- insurer; to endorse any settlement check or draft. In the event of default, BORROWER further agrees not to exercise any of the foregoing powers granted to LENDER without the LENDER'S written consent. In the event of any default hereunder, LENDER is authorized, in its sole discretion, to cancel any insurance and to credit any premium refund against the unpaid balance due on BORROWER'S OBLIGATIONS.

         (d) If, with respect to any security pledged hereunder, a stock dividend is declared or any stock split-up made or right to subscribe is issued, all the certificates for the shares representing such stock dividend or stock split-up or right to subscribe will be immediately delivered, duly endorsed, to the LENDER as additional COLLATERAL security.

         (e) If, at any time, the COLLATERAL shall be deemed unsatisfactory to and by LENDER, or in the event LENDER shall otherwise deem itself, its security interest, its COLLATERAL, or said debt unsafe or insecure, then and on demand of LENDER, BORROWER shall immediately furnish such further COLLATERAL or make such payment on said account as will be satisfactory to LENDER to be held by said LENDER as if originally pledged hereunder.

         (f)      At its option, LENDER may discharge taxes,
                  liens, security interests, or other
                  encumbrances at any time levied or placed on
                  said COLLATERAL, and may pay for insurance and
                  for the maintenance and preservation of same
                  if BORROWER fails to pay or discharge same
                  within 30 days after written notice from
                  LENDER that such payment must be made unless
                  LENDER determines that such payment must be
                  sooner made to protect any right or interest
                  of LENDER established by any Loan Document.
                  BORROWER agrees to reimburse LENDER, on
                  demand, for any such payment made, or any such
                  expense incurred by LENDER pursuant to the
                  foregoing   authorization.   Until  default,   as  hereinafter
                  defined, BORROWER shall have the right to retain possession of the COLLATERAL, unless otherwise agreed by the parties hereto, and to use it in any lawful manner not inconsistent with this Note and with any policy of insurance thereon.

         (g) Upon occurrence of an event of default, LENDER may, with or without notice, before or after maturity of this Note, transfer or register in the name of its nominee(s) all or any part of the COLLATERAL and also exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to the COLLATERAL; but shall have no duty to exercise any such rights, privileges or options, or to sell or otherwise realize upon any of the COLLATERAL as herein authorized or to preserve the same and shall not be responsible for any failure to do so or delay in so doing. As to any COLLATERAL consisting of instruments or chattel paper, it is agreed that LENDER shall not be required to take any steps whatever to preserve any rights against prior parties.

         (h) LENDER shall have no custodial or ministerial duties to perform with regard to COLLATERAL pledged except for its safe keeping; and by way of explanation and not by way of limitation thereof, LENDER shall incur no liability for any of the following except to the extent caused by its gross negligence or willful misconduct: Either loss or depreciation of the COLLATERAL; or its failure to present any paper for payment or protest or to protest or give notice of non-payment or any other notice with respect to any paper or collateral; or its failure to present or surrender for redemption, conversion or exchange any bond, stock, paper, or other security, whether in connection with any merger, consolidation, recapitalization, reorganization, or arising out of their intendment or refunding of the original security; or its failure to notify any party hereto that the COLLATERAL should be so presented or surrendered.

         (i)      Upon any  transfer  of this Note,  the LENDER may  deliver the property held as security, or any part thereof, to the transferee, as well as any subsequent holder hereof, who shall thereupon become vested with all the powers and rights herein given to the LENDER in respect to the property so transferred and delivered; and the LENDER shall thereafter be forever relieved and fully discharged from any liability or responsibility thereafter with respect to such property so transferred, but with respect to any property not so transferred, the LENDER shall retain all rights and powers hereby given.

         (j) With prior written consent of LENDER, other COLLATERAL may be substituted for the original COLLATERAL herein, in which event all rights, duties, OBLIGATIONS, remedies and security interests provided for, created or granted shall apply fully to such substitute COLLATERAL.

         (k) BORROWER will not use any COLLATERAL in any jurisdiction other than a state in which BORROWER shall have previously advised LENDER such COLLATERAL will be used. If certificates are issued or outstanding as to any of said COLLATERAL, BORROWER will cause the security interest of LENDER to be properly protected and perfected. Absent advance written consent of LENDER, the COLLATERAL therein described will not be used outside the territorial limits of the United States of America.

         (l) BORROWER and GUARANTORS (or one or more of the undersigned) has, or forthwith will acquire, full title to COLLATERAL, and will at all times, keep same free of all liens, security interests, attachments and/or claims whatsoever, other than the security interests hereunder. BORROWER and Guarantors have good indivisible marketable title to the COLLATERAL and will warrant and defend same against all claims. BORROWER and Guarantors are not and will not attempt to transfer, sell, or encumber the COLLATERAL or use it for hire or in violation of any statute or ordinance except as specifically approved by LENDER or permitted in the Loan Agreement. BORROWER and Guarantors further agree to pay promptly all taxes and assessments upon the COLLATERAL and/or for its use or operation, and/or on the agreement to keep, use, and maintain said
                  COLLATERAL in a reasonably careful manner so as not to unreasonably or unnecessarily expose the same to waste, damage, wear or depreciation, and to keep the same in good order and repair. If permitted by any applicable lease, LENDER may examine and inspect COLLATERAL or any part thereof, wherever located at any reasonable time(s). All equipment, accessories and parts shall become part of said COLLATERAL by accession.

         (m) BORROWER will, at all times, keep LENDER'S security interest properly perfected and hereby designates LENDER as its attorney-in-fact to do any acts or deeds or execute such documents reasonably appropriate to accomplish said perfection. Said designation shall be irrevocable as long as any OBLIGATION of BORROWER is outstanding.

17.  REMEDIES  ON  DEFAULT  (INCLUDING  POWERS  OF SALE) FOR  PERSONAL  PROPERTY
COLLATERAL: Upon the occurrence of any of the foregoing events, circumstances or conditions of default, all of the OBLIGATIONS evidenced herein and secured hereby shall, at the option of the LENDER, immediately be due and payable without notice. Further, LENDER shall then have all rights and remedies of a SECURED PARTY under the Uniform Commercial Code as adopted by the state of LENDER'S office as set forth herein. Without limitation thereto, LENDER shall have the following specific rights and remedies:

         (a) Subject to the right of any lessee of an OSA to continue possession and quiet enjoyment of the OSA while not in default of its lease, to take immediate possession of the COLLATERAL without notice or resort to legal process; and for such purpose, to enter upon any premises on which the COLLATERAL or any part thereof may be situated and remove the same therefrom; or, at its option, to render the COLLATERAL unusable. Further, also at its option, to dispose of said COLLATERAL on BORROWER'S premises.

         (b) To require BORROWER to assemble the COLLATERAL and make it available to LENDER at a place to then be designated by LENDER, which is reasonably convenient to both parties.

         (c) To exercise its rights of SET-OFF by applying any monies of BORROWER and/or a GUARANTOR on deposit with LENDER toward payment of the OBLIGATIONS evidenced or referred to herein or secured hereby, without notice. If any process is issued or ordered to be served on LENDER seeking to seize BORROWER'S and/or a GUARANTOR'S rights and/or interest in any bank account maintained with LENDER, the balance in any said account shall immediately be deemed to have been and shall be SET-OFF against any and all OBLIGATIONS of BORROWER to LENDER, as of the time of issuance of any such writ or process, whether or not BORROWER and/or LENDER shall have been served therewith.

         (d) To dispose of COLLATERAL as allowed by the Uniform Commercial Code as adopted by the state of LENDER'S office as set forth herein, in any county or place selected by LENDER, at either private or public sale (at which public sale LENDER may be the purchaser), with or without having the COLLATERAL physically present at said sale.

         (e) To make or have made any repairs deemed necessary or desirable at time of repossession, possession, or sale, the cost of which is to be charged against BORROWER.

         (f) To receive all rents and fees payable to BORROWER under the terms of all leases of OSA(s) by BORROWER to any third party.

         (g) To apply the proceeds realized from disposition of the COLLATERAL to satisfy the following items, in order here listed:

                  (aa) The cost of reimbursing any person whose interest in the premises is physically damaged by the entry and removal of the COLLATERAL, upon BORROWER'S failure to do so; next, to

                  (bb) The expenses of taking, removing, holding for sale, repairing or otherwise preparing for sale and selling of said COLLATERAL, specifically including the LENDER'S reasonable attorney's fees (including appellate costs, if any), and both legal and collection expenses; next, to

                  (cc) The expense of liquidating any liens, security interests, attachments or encumbrances superior to the security interests herein created; and, finally

                  (dd) The unpaid principal and all accumulated interest hereunder, and to any other debts owed to LENDER by any signer hereof.

Any surplus, after the satisfaction of the foregoing items (aa) through (dd) shall be paid to BORROWER or to any other party lawfully entitled thereto and known to the LENDER. Further, if proceeds realized from disposition of the COLLATERAL shall fail to satisfy any of the foregoing items (a) through (d), BORROWER shall forthwith pay the deficiency balance to LENDER.

17. No waivers, amendments or modifications shall be valid unless in writing. Further, this Note shall be governed by and construed under the laws of the state of the LENDER'S office as set forth herein. All terms and expressions contained herein which are defined in Articles 1, 3, or 9 of the Uniform Commercial Code of the state of LENDER'S office set forth herein shall have the same meaning herein as in said Articles of said Code.

IN WITNESS WHEREOF, the BORROWER, on the day and year first written above, has caused this Security Agreement to be executed under seal by its duly authorized officers by hereunto setting their hands and seals.


                                               "BORROWER"

                                                TOP SOURCE TECHNOLOGIES, INC.


                                                BY:  /s/David Natan

                                                    (CORPORATE SEAL)

                                                  TAXPAYER IDENTIFICATION NO.:
                                                           84-1027821


                                                  ON-SITE ANALYSIS, INC.


                                                BY: /s/David Natan

                                                   (CORPORATE SEAL)

                                               TAXPAYER IDENTIFICATION NO.:
                                                        58-2074446

                     BORROWER'S REPRESENTATIONS, WARRANTIES
                                  AND AFFIDAVIT



STATE OF   GEORGIA
COUNTY OF   FULTON


         WHEREAS, FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association ("BANK") has agreed to extend a loan to TOP SOURCE TECHNOLOGIES, INC., of 2000 PGA Boulevard, Suite 3200, Palm Beach Gardens, Florida 33408; and ON-SITE ANALYSIS, INC., of 3125 Presidential Parkway, Suite 130, Atlanta, Georgia 30340-3907 (collectively referred to herein as the "BORROWERS") in the total principal amount of SEVEN HUNDRED AND FIFTY THOUSAND AND NO/100 DOLLARS ($750,000.00); and

         WHEREAS, as a material condition to said loan, the BANK has required the BORROWERS and Top Source Automotive, Inc., a subsidiary of Top Source Technologies, Inc., to grant a security interest in and to certain personal property owned by BORROWERS and Top Source Automotive, Inc., or to be acquired by BORROWERS with the proceeds of the loan; and

         WHEREAS, as a further condition to granting of said loan, the BANK has required the GUARANTORS listed herein to ratify and confirm existing Guaranty Agreements guarantying the obligations of BORROWERS to BANK in form acceptable to BANK; and

         WHEREAS, as a further condition to the granting of said loan, the BANK has required the BORROWERS to make certain representations and warranties to BANK, its successors and assigns.

         NOW, THEREFORE, in consideration of the BANK'S agreement to extend the loan ("Loan") to the BORROWERS, the BORROWERS, through the undersigned officer of each of the BORROWERS, hereby jointly and severally make the following representations and warranties to BANK, its successors and assigns:

         1. David Natan is the Chief Financial Officer of TOP SOURCE TECHNOLOGIES, INC., a Delaware corporation authorized to do business in the State of Florida, and is the Chief Financial Officer of ON-SITE ANALYSIS, INC., a Georgia corporation, and, therefore, has personal knowledge of the matters set forth herein and has the ability and authority to bind each of said corporations to the covenants and warranties set forth herein.

         2. ON-SITE ANALYSIS, INC., a Georgia corporation, is a wholly owned subsidiary of TOP SOURCE TECHNOLOGIES, INC., a Delaware corporation, authorized to do business in the State of Florida. In addition, the following corporations ("GUARANTORS") which are confirming their existing guarantees of the obligations of BORROWERS, are wholly owned subsidiary corporations of TOP
SOURCE TECHNOLOGIES, INC.:

                  A.       ARCS SAFETY SEAT, INC., a Florida corporation;
                  B.       TOP SOURCE AUTOMOTIVE, INC., a Florida corporation;
                           and
                  C.       UNITED TESTING GROUP, INC., a Georgia corporation.

         3. Personal properties of BORROWERS and Top source Automotive, Inc., being pledged as security for the loan are owned by BORROWERS and/or Top Source Automotive, Inc., free and clear from any pledge, hypothecation, assignment, or other security interest other than the security interest being granted to BANK.

         4. There are no parties other than BORROWERS, Guarantors, and lessees in possession of or claiming possession to any of the property in which a security interest is given to BANK by BORROWERS as security for the loan.

         5. Except as described in Exhibit "A" attached hereto and made a part hereof, there are no actions, suits or proceedings pending or to the knowledge of the undersigned, threatened against or affecting any of the BORROWERS or GUARANTORS before any court or any governmental department or agency which may result in any material adverse change in any of the BORROWERS' or GUARANTORS' financial conditions. Except as previuosly described in representations given to BANK as supplimented by Exhibit "A" attached hereto and made a part hereof, there are no claims involving the BORROWERS or GUARANTORS.

         6. None of the BORROWERS or GUARANTORS is a party to any contract or agreement which materially and/or adversely affects their properties, or any part thereof, or which results in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon their properties, or any part thereof, superior to the liens given by BORROWERS to BANK to secure the loan. Neither the execution nor delivery of any security interest on the properties of BORROWERS, the execution and delivery of a Amendment to Loan Agreement and other Loan Documents of even date, the execution and delivery of a Promissory Note and Security Agreement evidencing the loan, the execution and delivery of any Unconditional Guaranty Agreement by a GUARANTOR, and/or the execution and delivery of any other loan document will conflict or result in a breach of the terms, conditions, or provisions of, or constitute a default under any agreement or other instrument to which any BORROWER or GUARANTOR is a party or by which any BORROWER or GUARANTOR is bound.

         7. Except as expressly permitted in the Loan Agreement as amended between BORROWERS and BANK, the BORROWERS or any GUARANTOR will not execute any instrument or do any act whatsoever which would or might in any way affect the title to any property in which a security interest is granted to the BANK.

         8. BORROWERS and GUARANTORS are each duly incorporated and in good standing in their state of incorporation and each is authorized to do business in each state where business is transacted by such corporation to the extent failure to be so authorized would have a material adverse affect on such corporation or the interests and rights of the Bank under any Loan Document, and each has the requisite power and authority to execute the loan documents executed by each, including the Promissory Note and Security Agreement, Amendment to Loan Agreement and other Loan Documents, and Guaranty, and all such action has been duly approved by the Board of Directors of each and otherwise approved and authorized as required by the Articles of Incorporation, Charter, and By-Laws of each.

         9. If any of the representations and warranties contained herein are not true and correct in any respect that materially adversely affects the interests and rights of the Bank under any Loan Document at any time during the term of the loan, the same shall be deemed a material default under all loan documents to the extent required in the Loan Agreement as amended. In addition to all other rights of the BANK, the BANK shall be relieved of its obligation to disburse any of the loan proceeds until such representations and warranties are cured and corrected.

         10. If a representation or warranty is ongoing in nature and subsequently becomes materially false, BORROWERS and GUARANTORS shall have the right to cure same within 30 days from written notice from BANK before same shall constitute a default or event of default. The BORROWERS acknowledge that this Affidavit is given as a material inducement to BANK to make the loan. In addition, the BORROWERS declare that this Affidavit is true, correct and complete in all respects that materially adversely affect the interests and rights of the Bank under any Loan Document, and that there is no matter which constitutes any excuse for the performance under the terms and provisions of the loan documents. The BORROWERS agree to indemnify and hold BANK, its directors, officers, employees, affiliates, successors and assignees harmless if any of the foregoing provisions of this Affidavit are not true. The foregoing indemnification and hold harmless shall survive the closing of the loan, and shall include all costs and expenses incurred by the BANK, including, without limitation, attorney's fees and paralegal fees, through all trial and appellate levels and post judgment proceedings to the extent that BANK is the prevailing party.

         11. This instrument may be executed in counterparts by each of the parties hereto and each counterpart will be considered as the agreement and as the representation of the party or parties executing the counterpart.

         IN  WITNESS   WHEREOF,   the  BORROWERS  have  caused  this  Affidavit,
Representations and Warranties, to be executed this 12th day of October, 1995.

                                              TOP SOURCE TECHNOLOGIES, INC.,
                                              a Delaware corporation
                                              authorized to do business in
                                              the State of Florida


                                              BY:/s/ David Natan
                                              David Natan
                                              its Chief Financial Officer

                                              ON-SITE ANALYSIS, INC., a
                                              Georgia corporation


                                              BY:/s/ David Natan
                                              David Natan
                                              its Chief Financial Officer

STATE OF Georgia
COUNTY OF Fulton

         Sworn to (or affirmed) and subscribed before me this 12th day of October, 1995, David Natan, as Chief Financial Officer of TOP SOURCE TECHNOLOGIES, INC., a Delaware corporation authorized to do business in the State of Florida, on behalf of the corporation.

                                               NOTARY PUBLIC

                                              /s/ Mary Ann Latham
         (SEAL)
                                               Mary Ann Latham
                                              (Print Name)
                                               My commission expires:09/14/98
                                               Commission No.


         Personally Known    X    OR Produced Identification        .
         Type of identification Produced                            .



STATE OF Georgia
COUNTY OF Fulton

         Sworn to (or affirmed) and subscribed before me this 12th day of October, 1995, David Natan, as Chief Financial Officer of ON- SITE ANALYSIS, INC., a Georgia corporation, on behalf of the corporation.

                                                    NOTARY PUBLIC


                                                   /s/ Mary Ann Latham
         (SEAL)
                                                   Mary Ann Latham
                                                   (Print Name)
                                                My commission expires:09/14/98
                                                Commission No.


         Personally Known    X    OR Produced Identification        .
         Type of identification Produced                            .




                                              TOP SOURCE AUTOMOTIVE, INC., a
                                              Florida corporation

                                              BY:/s/ David Natan
                                              its Chief Financial Officer



STATE OF Georgia
COUNTY OF Fulton

         Sworn to (or affirmed) and subscribed before me this 12th day of October, 1995, David Natan, as Chief Financial Officer of TOP SOURCE AUTOMOTIVE, INC., a Florida corporation, on behalf of the corporation.

                                              NOTARY PUBLIC


                                              /s/ Mary Ann Latham
         (SEAL)
                                              Mary Ann Latham
                                              (Print Name)
                                              My commission expires:09/14/98
                                              Commission No.


         Personally Known    X    OR Produced Identification        .
         Type of identification Produced                            .

                                                    ARCS SAFETY SEAT INC., a
                                                    Florida corporation

                                                    BY:/s/ David Natan
                                                    its Chief Financial Officer



STATE OF Georgia
COUNTY OF Fulton

         Sworn to (or affirmed) and subscribed before me this 12th day of October, 1995, David Natan, as Chief Financial Officer of ARCS SAFETY SEAT, INC., a Florida corporation, on behalf of the corporation.

                                                     NOTARY PUBLIC


                                                    /s/ Mary Ann Latham
         (SEAL)
                                                Mary Ann Latham
                                               (Print Name)
                                                My commission expires:09/14/98
                                                Commission No.


         Personally Known    X    OR Produced Identification        .
         Type of identification Produced                            .





                                                UNITED TESTING GROUP, INC., a
                                                Georgia corporation

                                                BY:/s/ David Natan
                                                its Chief Financial Officer



STATE OF Georgia
COUNTY OF Fulton

         Sworn to (or affirmed) and subscribed before me this 12th day of October, 1995, David Natan, as Chief Financial Officer of UNITED TESTING GROUP, INC., a Georgia corporation, on behalf of the corporation.

                                                NOTARY PUBLIC


                                               /s/ Mary Ann Latham
         (SEAL)
                                               Mary Ann Latham
                                               (Print Name)
                                               My commission expires:09/14/98
                                               Commission No.


         Personally Known    X    OR Produced Identification        .
         Type of identification Produced                            .






First Union National Bank
of Florida
303 Banyon Boulevard
West Palm Beach, Florida  33401


October 12, 1995

David Natan, Vice President and Chief Financial Officer
Top Source Technologies, Inc.
On-Site Analysis, Inc.
2000 P.G.A. Boulevard, Suite 3200
Palm Beach Gardens, FL  33408

Re:  Loan Commitment and Agreement

Dear Mr. Natan:

We are pleased to advise you that First Union National Bank of Florida ("First Union") has increased the Line of Credit for Top Source Technologies, Inc. and On-Site Analysis, Inc. (collectively "Borrower") by $750,000.00 to a total amount of $1,500,000.00. First Union's obligation to advance under this Line of Credit will expire on January 31, 1996. All terms and conditions of the Line of Credit as per the Loan Agreements dated November 24, 1994 and April 13, 1995 will remain in full force and effect, with the exception of the following:

         1. The covenant pertaining to the Debt Service Coverage Ratio (and any default relating thereto) as defined in Section g. under Financial Statements, Reports, and Financial Covenants, has hereby been waived through the expiration date of the Line of Credit or January 31, 1996. This waiver only applies to the Line of Credit and, hence, not to the $4,500,000.00 Revolver Loan.

         2. The Borrower shall at all times maintain a minimum consolidated tangible net worth of $3,000,000.00. Consolidated tangible net worth shall mean the consolidated net worth of the Borrower and its subsidiaries, after subtracting therefrom the aggregate amount of (I) deferred income tax assets, and (ii) any intangible assets of the Borrower and its subsidiaries, including, and without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks, and capitalized database.

The Line of Credit shall be subject to a borrowing base formula defined as follows:

         Borrowing Formula: The maximum amount of the Line shall be the lesser of a) 75% of eligible Accounts Receivable or b) $1,500,000.00. Eligible Accounts Receivable shall be defined as Accounts Receivable of Top Source Automotive, Inc. aged 60 days or less; Accounts Receivable of On-Site Analysis, Inc. aged 60 days or less. Accounts Receivable will be evidenced by a monthly Accounts


Top Source Technologies, Inc. and
On-Site Analysis, Inc.
Loan Commitment and Agreement
October 10, 1995
Page 2


         Receivable aging submitted by the Borrower. No portion of an account shall be defined as eligible if fifty percent (50%) of the account is aged 90 days or more, as evidenced by the monthly Accounts Receivable aging. The Borrower shall furnish said aging to the Bank on a monthly basis with a compliance certificate as per the attached Exhibit 1.

Please indicate your acceptance of this commitment by executing your acceptance immediately below and returning one executed copy of the Commitment Letter and Agreement to the Bank. This Loan and Commitment Agreement letter supersedes and replaces that certain Loan and Commitment Agreement Letter dated August 3, 1995. Upon receipt, First Union shall refer the closing of this transaction to legal counsel who shall prepare all necessary documents, including a consolidated Loan Agreement which will detail the terms and conditions of this transaction.

Thank you for allowing First Union to be of service. Please do not hesitate to give me a call if you have additional questions about the Line of Credit.

Sincerely,

FIRST UNION NATIONAL BANK OF FLORIDA

By: /s/ Dena P. Bombard
           Vice President

The above Loan Commitment and Agreement is hereby accepted on the terms and conditions outlined therein.

                                                BORROWERS

                                      TOP SOURCE TECHNOLOGIES, INC.

                                            By:  /s/  David Natan
                                            David Natan, Vice President, Chief
                                            Financial Officer

                                            Date:  10/12/95

                                          ON-SITE ANALYSIS, INC.

                                            By: /s/ David Natan
                                            David Natan, Vice President, Chief
                                            Financial Officer

                                            Date:  10/12/95